                                                                   EXHIBIT 10.40

CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. (S)(S) 200.80(b) (4), 200.83 AND 240.24b-2



                         MASTER COLLABORATION AGREEMENT



                                    BETWEEN



                              DIVERSA CORPORATION



                                      AND



                            THE DOW CHEMICAL COMPANY

                               TABLE OF CONTENTS


             Article                              Title                                Page
-----------------------------------------------------------------------------------------------------------
               1                               Definitions                              1
-----------------------------------------------------------------------------------------------------------
               2                                 Grants                                 6
-----------------------------------------------------------------------------------------------------------
               3                           Project Agreements                           8
-----------------------------------------------------------------------------------------------------------
               4                      Royalties, Reports and Payments                   10
-----------------------------------------------------------------------------------------------------------
               5                             Confidentiality                            12
-----------------------------------------------------------------------------------------------------------
               6                               Publication                              13
-----------------------------------------------------------------------------------------------------------
               7                          Intellectual Property                         14
-----------------------------------------------------------------------------------------------------------
               8                            Option to [***]                             18
-----------------------------------------------------------------------------------------------------------
               9                         Term and Disengagement                         18
-----------------------------------------------------------------------------------------------------------
              10                         Product Liability and                          19
                                           Indemnification
-----------------------------------------------------------------------------------------------------------
              11                    Export and Compliance with Laws                     20
-----------------------------------------------------------------------------------------------------------
              12                          Dispute Resolution                            20
-----------------------------------------------------------------------------------------------------------
              13                     Representations and Warranties                     21
-----------------------------------------------------------------------------------------------------------
              14                             Bankruptcy                                 22
-----------------------------------------------------------------------------------------------------------
              15                           Force Majeure                                23
-----------------------------------------------------------------------------------------------------------
              16                      Assignment and Successors                         23
-----------------------------------------------------------------------------------------------------------
              17                              Notice                                    23
-----------------------------------------------------------------------------------------------------------
              18                          Miscellaneous                                 24
-----------------------------------------------------------------------------------------------------------


                     Exhibits                                               Title
---------------------------------------------------------------------------------------------------------
                          1                                  Confidential Disclosure Agreement
---------------------------------------------------------------------------------------------------------
                          2                                                [***]
---------------------------------------------------------------------------------------------------------

-----------------
* CONFIDENTIAL TREATMENT REQUESTED

                                       Project Agreements*

                Appendix                                               Title
---------------------------------------------------------------------------------------------------------
                  A-1                             Schedule of DIVERSA Patent Rights under the Project
                                                                    Agreement
---------------------------------------------------------------------------------------------------------
                  A-2                              Schedule of DIVERSA Patent Rights predate this MCA
                                                     and Project Agreement but needed for Licensed
                                                                      Products
---------------------------------------------------------------------------------------------------------
                  B-1                              Schedule of TDCC Patent Rights under the Project
                                                                     Agreements
---------------------------------------------------------------------------------------------------------
                  B-2                              Schedule of TDCC Patent Rights that predate this
                                                  MCA and Project Agreement, but needed for Licensed
                                                                       Product
---------------------------------------------------------------------------------------------------------
                   C                                  List of Licensed Enzyme and Project Field
---------------------------------------------------------------------------------------------------------
                  D-1                                            MTA for an Institute
---------------------------------------------------------------------------------------------------------
                  D-2                                        MTA for a Toll Manufacturer
---------------------------------------------------------------------------------------------------------
                  D-3                                            MTA for a Customer
---------------------------------------------------------------------------------------------------------
                  E                                                     [***]
---------------------------------------------------------------------------------------------------------
                  F                                Schedule of Licensed Patents from DIVERSA Patent
                                                    Rights for a Licensed Product (subset or all of
                                                                     Appendix A-1)
---------------------------------------------------------------------------------------------------------

* Will be provided as each Project Agreement is signed
-----------------------------
* CONFIDENTIAL TREATMENT REQUESTED

                        MASTER COLLABORATION AGREEMENT

This Agreement ("MCA") is made by and between Diversa Corporation, a corporation duly formed and existing under the laws of the State of Delaware, having a place of business at 10665 Sorrento Valley Road, San Diego, CA 92121 (hereinafter "DIVERSA" or "Party"), and The Dow Chemical Company, a corporation duly formed and existing under the laws of the State of Delaware, having a place of business at 2030 Dow Center, Midland, MI 48674 (hereinafter "DOW" or a "Party").

                                R E C I T A L S

A. DIVERSA has discovered and developed enzymes and has expertise in the rearrangement of DNA to produce and discover genes utilizing proprietary technologies for the rapid discovery, development and optimization of enzymes.

B. TDCC has a contract manufacturing business for preparing pharmaceutical products for the pharmaceutical industry.

C. TDCC and DIVERSA desire to work together to discover, manufacture, market and sell biological enzyme-based chiral products and services for pharmaceutical applications.

D. TDCC and DIVERSA are concurrently with this MCA entering into separate Project Agreements in order to perform research together to have DIVERSA discover and optimize the function of new genes, and to have TDCC develop and maximize processes and products for making chiral products resulting therefrom for use in the pharmaceutical marketplace.

E. DIVERSA represents that it has Patent Rights and Know-How that pertain to this MCA.

F. TDCC is desirous of obtaining, and DIVERSA wishes to grant, a worldwide license to sell enzymes discovered or developed by DIVERSA for making chiral compounds for the pharmaceutical marketplace.


NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which the Parties hereby acknowledge, the Parties hereby agree as follows:

                            Article 1.  DEFINITIONS

When used in this MCA, the following terms shall have the meanings set out below, unless the context requires otherwise. The singular shall be interpreted as including the plural and vice versa, unless the context clearly indicates otherwise.

1.1  "Affiliate" means any corporation, firm, limited liability company,
      ---------
     partnership or other entity that is directly or indirectly controlled by a Party. Control for this purpose means ownership, directly or through one or more affiliated entities, of greater than fifty percent (50%) of the shares of stock entitled to vote for the election of directors in the case of a corporation, or more than fifty percent (50%) of the equity interests in the case of any other type of legal entity, or any other arrangement whereby a Party controls or has the right to control the board of directors or equivalent governing body of a corporation or other entity.

1.1  "API" means [***].
      ---

1.2  "CDA" means the Confidentiality Agreement between the Parties, effective
      ---
     February 23, 1999 and its amendment effective May 16, 2000. For ease of reference a copy thereof is attached hereto as Exhibit 1.

1.3  "Change of Control" means any of the following transactions involving a
      -----------------
     Third Party:
     a) a merger or consolidation of either Party which results in the voting securities of such Party outstanding immediately prior thereto ceasing to represent more than 50% of the combined voting power of the surviving entity immediately after such merger or consolidation;
     b)   the sale of all or substantially all of the assets of either Party;
     c)   the sale of substantially all the assets relevant to the Field; or
     d) any one person (other than the Party, any trustee or other fiduciary holding securities under an employee benefit plan of the Party or any corporation owned directly or indirectly by the stockholders of the Party, in substantially the same proportion as their ownership of stock of the Party), together with any of such person's "affiliates" or "associates", as such terms are used in the Securities Exchange Act of 1934, as amended, becoming beneficial owner of more than 50% of the combined voting power of the outstanding securities of a Party or by contract or otherwise having the right to control the board or directors or equivalent governing body of such Party nor the ability to cause the direction of management of such Party.

1.4  "Confidential Information" means all information which the disclosing Party
      ------------------------
     could reasonably expect to be deemed confidential (e.g., TDCC Know-How, DIVERSA Know-How, scientific, technical, or non-technical data, Intermediates, APIs, business plans, identity of a Sublicensee, financial projections, and marketing and sales information) disclosed by one Party to the other, whether disclosed or provided in oral, written (including but not limited to electronic, facsimile, paper or other means), graphic, photographic or any other form, except to the extent that such information:
     a) as of the date of disclosure is known to the receiving Party as shown by written documentation, other than by virtue of a prior confidential disclosure from the disclosing Party to the receiving Party;
     b) as of the date of disclosure is in, or subsequently enters, the public domain through no fault or omission of the receiving Party;
     c) as of the date of disclosure or thereafter is obtained from a Third Party free from any obligation of confidentiality; or
     d) as of the date of disclosure or thereafter is developed by the receiving Party independent of the disclosure by the disclosing Party as evidenced by written documentation.

     Any information first submitted to the other Party in a non-written form must be identified as confidential information at that time, then reduced to writing within thirty (30) days, marked as confidential and provided to the receiving Party.

1.5  "Controls" or "Controlled" means, with respect to intellectual property,
      --------      ----------
      possession (other than by virtue of this MCA) of the ability to grant licenses or sublicenses to the other Party hereto or to its Sublicensee without violating the terms of any agreement or other arrangement with any Third Party and to the knowledge and belief of the granting Party without violating the rights of a Third Party.

--------------------
* CONFIDENTIAL TREATMENT REQUESTED

1.6   "Customers" means any entity that is only sold Licensed Enzyme,
       ---------
      Intermediates or API for pharmaceutical applications and is not provided process information and is not a Sublicensee.

1.7   "DIVERSA" means Diversa Corporation, having a place of business at San
       -------
      Diego, California.

1.8   "DIVERSA Know-How" means all [***] and any other information of any kind
       ----------------
      (a) which are conceived, discovered or invented during any Project Agreement under the terms of this MCA or (b) which have been conceived, discovered or invented by DIVERSA prior to this MCA and Controlled solely by DIVERSA, which are necessary or appropriate to develop and commercialize Licensed Products.

1.9   "DIVERSA Intellectual Property" means DIVERSA Patent Rights and DIVERSA
       -----------------------------
      Know-How.

1.10  "DIVERSA Patent Rights" means (a) all patents and patent applications
       ---------------------
      which are conceived of during the term of the Project Agreements, and which are necessary for [***]. If such patent rights arise they shall be listed on Appendix A-1, attached to each Project Agreement and made a part thereof; (b) the patents and patent applications listed on Appendix A-2, attached thereto and made a part thereof, are patent rights of DIVERSA that predate this MCA but which patent rights are necessary for [***]; and
      (c) any divisions, continuations, continuations-in-part, reissues, reexaminations, extensions or other governmental actions which extend any of the subject matter of the patent applications or patents in (a) or (b) above, and any substitutions, confirmations, patents-of-addition, registrations or revalidations of any of the foregoing, in each case,
                                                              ------------
      which are Controlled by DIVERSA during the term of the Project Agreements and which are necessary for [***]. All patents and patent applications subject to this definition are listed on Appendix A or will be included on Appendix A attached to each Project Agreement by the expiration of the research term of each Project Agreement.

1.11  "Effective Date" means September 1, 2000.
       --------------

1.12  "Enzyme" means [***].
       ------

1.13  "Field" means the discovery, development, manufacture, marketing and sale
       -----
      of Licensed Products, [***]and services for [***] used in [***].

1.14  "FTE" means the equivalent of one full year of work on a full time basis
       ---
      by a DIVERSA scientist or other professional possessing the skills and experience necessary to carry out the Work Plans under a Project Agreement. It is understood that a full year for any given scientist or professional may not be required so that partial years for any given person could result. FTE needs shall form a part of the Staffing Level of each Project Agreement.

1.15  "Intermediate" means [***].
       ------------

1.16  "Joint Patent Rights" means Patent Rights that are developed or invented
       -------------------
      by both Parties in the course of the performance of any Project Agreement. If the item developed or invented results in a patentable invention, such invention is jointly developed if both Parties' employees or consultants are considered inventors under 35 U.S.C. et seq. and

-----------------------
* CONFIDENTIAL TREATMENT REQUESTED

      37 C.F.R. et seq., as interpreted by the U. S. Patent and Trademark Office and the United States Federal Courts.


1.17  "License" means the license agreement(s) attached to each Project
       -------
      Agreement as Exhibit 4 thereto.

1.18  "Licensed Enzyme" means any Enzyme, which is commercialized under this
       ---------------
      MCA, for use in a Project Field. The Licensed Enzyme and Project Field shall be designated on each Project Agreement and listed in Appendix C attached thereto and made a part thereof.

1.19  "Licensed Product" means (a) [***] or (b) [***].
       ----------------

1.20  "Licensed Patents" means DIVERSA Patent Rights that are necessary to have
       ----------------
      the freedom to practice Licensed Products and are indicated on Appendix F attached to each Project Agreement and made a part thereof. It is expected that such Licensed Patents will be all or a subset of the DIVERSA Patent Rights listed in Appendix A with each Project Agreement.

1.21  "MTA" means a material transfer agreement for exchange of any Licensed
       ---
      Enzyme (with or without DIVERSA Know-How or TDCC Know-How) to any Third Party by DIVERSA or TDCC, a copy of which is attached hereto as Appendix D for transfer between TDCC or DIVERSA and a Third Party. Appendix D-1 for an Institute; Appendix D-2 for a Toll Manufacturer; and Appendix D-3 for a Customer. Any MTA shall be used only under the terms of a Project Agreement. Any transfer of Enzymes or Licensed Enzymes between TDCC and DIVERSA shall be deemed Confidential Information (provided under the confidentiality provisions of this MCA) and not require an MTA.

1.22  "Patent Rights" means DIVERSA Patent Rights, TDCC Patent Rights and Joint
       -------------
      Patent Rights.

1.23  "Project Agreements" means each individually executed agreement detailing
       ------------------
      a specific research objective in the Project Field, budget with FTE requirements, and Work Plan, that is attached hereto and made a part hereof and incorporating the terms of this MCA that are referenced therein. One Project Agreement shall be signed within 60 days of this MCA; and other Project Agreements may be appended at any time during the Term of this MCA.

1.24  "Project Field" means a [***].
       -------------

1.25  "Purpose" means having the Parties provide an integrated, full service
       -------
      offering of [***] to Customers. This service and Licensed Products may be offered as early as [***]. Specifically excluded from this Purpose is the identification of [***].

1.26  "Signature Date" means the date of last signature to this MCA.
       --------------

1.27  "Staffing Level" shall have the meaning set forth in each Project
       --------------
      Agreement.

1.28  "Sublicensee" means a Third Party that has a license agreement with TDCC
       -----------
      in the Project Field for Licensed Products.

1.29  "TDCC" means The Dow Chemical Company, having a place of business at
       ----
      Midland, Michigan.

-----------------------
* CONFIDENTIAL TREATMENT REQUESTED

1.30  "TDCC Intellectual Property" means TDCC Patent Rights and TDCC Know-How.
       --------------------------

1.31  "TDCC Know-How" means all TDCC Confidential Information [***] and other
       -------------
      information of any kind (a) which are conceived, discovered or invented during any Project Agreement under the terms of this MCA or (b) which have been conceived, discovered or invented by TDCC prior to this MCA and Controlled solely by TDCC, which are necessary or appropriate to develop and commercialize Licensed Products.

1.32  "TDCC Patent Rights" means (a) all patents and patent applications which
       ------------------
      are conceived of during the term of the Project Agreements, and which are necessary for TDCC to make, have made, use, import, sublicense, export, sell or have sold the Licensed Products. If such patent rights arise they shall be listed on Appendix B-1, attached to each Project Agreement and made a part thereof; (b) the patents and patent applications listed on Appendix B-2, attached thereto and made a part thereof, are patent rights of TDCC that predate this MCA but which patent rights are necessary for TDCC to make, have made, use, sublicense, import, export, sell or have sold the Licensed Products; and (c) any divisions, continuations, continuations-in-part, reissues, reexaminations, extensions or other governmental actions which extend any of the subject matter of the patent applications or patents in (a) or (b) above, and any substitutions, confirmations, patents-of-addition, registrations or revalidations of any of the foregoing, in each case, which are Controlled by TDCC during the
                        ------------
      term of the Project Agreements and which are necessary for TDCC to make, have made, use, sublicense, import, export, sell or have sold the Licensed Products. All patents and patent applications subject to this definition are listed on Appendix B or will be included on Appendix B attached to each Project Agreement by the expiration of the research term of each Project Agreement.

1.33  "Term" means the duration of this MCA which is [***] from the Effective
       ----
      Date, unless extended by mutual written agreement.

1.34  "Territory" means the world.
       ---------

1.35  "Third Party" means any party who is not a Party, or an Affiliate.
       -----------

1.36  "Work Plans" mean the written research plans defining the activities to be
       ----------
      carried out under each Project Agreement, and the budget, for each project within the Project Field, as more specifically detailed in Appendix E attached thereto and made a part thereof, which may be modified from time to time by written amendment.

                              Article 2:  GRANTS

2.1  Exclusive Grants -
     -----------------
     2.1.1 The Parties agree to a [***] exclusive marketing relationship starting from the Effective Date for Licensed Enzymes and Licensed Products in the Territory for the Field and in accordance with the Purpose.

     2.1.2 The Licensed Enzyme and Licensed Product for a specific marketplace need of a Customer or Sublicensee shall be the subject of separate Project Agreements, that are attached hereto and made a part hereof, as described in Article 3. The Licensed Enzyme and Licensed Product under each Project Agreement is exclusive to TDCC and in accord with the terms of this MCA and the terms of each Project Agreement.

---------------------
* CONFIDENTIAL TREATMENT REQUESTED

2.2  Reservations -
     ------------
     2.2.1  [***] - To achieve the Purpose of this MCA, the Parties agree [***]:
            (a)  [***]
            (b)  [***]
            (c)  [***].

     2.2.2  Exercise of [***]- The Party presented with [***].
            ----------------------------------

     2.2.3  Interactions with Third Parties - Both Parties may individually or
            -------------------------------
            with a Third Party pursue any project opportunity outside the Field. These project opportunities shall not be subject to [***]. Within the Field, each Party may interact with any Third Party in accord with Sections 2.1 and 2.2.

2.3  Nonexclusive Grants - Unless a Project Agreement has been signed (with
     -------------------
     payment made or work begun, including Work Plans), either Party shall be free to develop and market its services in the Field to Customers and Third Parties during the term of this MCA. However, [***].

2.4  Roles and Responsibilities -
     --------------------------
     2.4.1  DIVERSA - DIVERSA shall be responsible for [***].
            -------

     2.4.2  TDCC - TDCC shall [***].
            ----

     2.4.3  Licensed Enzyme Manufacture - Where, prior to the signature date of
            ---------------------------
            a Project Agreement, DIVERSA has [***] then [***].

     2.4.4 When either Party interacts with a Third Party with respect to opportunities within the Field, that interacting Party shall use its commercially reasonable efforts to negotiate confidentiality terms that permit the other Party to be included in the discussions and/or to provide the Confidential Information of the other Party. The other Party shall be notified as promptly as possible of these discussions, including the identity of the Third Party, the specific Project Field, and the Confidential Information disclosed, in each case if such information is capable of being disclosed without breaching any confidentiality agreement. If samples of Licensed Enzymes are concerned then an MTA shall be required.

2.5  Litigation - Each Party shall be responsible for defending its own Patent
     ----------
     Rights. Joint Patent Rights defense shall be discussed as to the respective interests involved.

2.6  Product Liability - The Customer or Sublicensee shall be responsible for
     -----------------
     all liability of the final drug product or its use of the Intermediate, API or Licensed Enzyme.

                        Article 3.  PROJECT AGREEMENTS

3.1  [***] Obligation for Project Agreements - Before any project by either
          ----------------------------------
     Party for the Purpose in the Field can be undertaken [***], the other Party must [***]. This [***] shall be in accordance with Section 2.2. If that Party does desire to participate, then, a Project Agreement shall be negotiated, using each Party's good faith efforts.

------------------------
* CONFIDENTIAL TREATMENT REQUESTED

3.2  Terms Required for Each Project Agreement - Each Project Agreement,
     -----------------------------------------
     independently, shall contain its own budget (including FTEs funded [***]), Patent Rights appendices from each Party, Work Plans, terms regarding TDCC's diligence obligation to pursue commercialization, and reference to this MCA for terms to be maintained. Any royalties or other payments due shall be negotiated separately for each Project Agreement.

3.3  Improvements during a Project Agreement - Any Licensed Enzyme improvements
     ---------------------------------------
     made by DIVERSA in the Project Field for the Project Agreement during the term of either this MCA or the Project Agreement shall [***].

3.4  MCA Terms Carried to each Project Agreement - The Parties agree to be bound
     -------------------------------------------
     by and incorporate into each Project Agreement the terms of this MCA.

3.5  Exclusive Grant Provided Under Each Project Agreement - For each Project
     -----------------------------------------------------
     Agreement, the Licensed Product shall be granted exclusively to TDCC for the Project Field subject to the terms and conditions of the Project Agreement and this MCA. DIVERSA's Intellectual Property shall form a schedule(s) for this exclusive grant. Notwithstanding anything to the contrary contained herein, DIVERSA shall not be required to license, or hold harmless TDCC against infringements of, DIVERSA Intellectual Property that is not legally required for TDCC to carry out its roles and responsibilities hereunder (as set forth in Section 2.4.2) without infringing DIVERSA Intellectual Property (e.g., [***], TDCC will be required to negotiate with DIVERSA for an appropriate license or hold harmless as part of the applicable Project Agreement). Specific grants for each Project Agreement will be included in that document, which grants shall control over this MCA for that Project Field.

3.6  Term of Each Project Agreement - The term of each grant of the exclusive
     ------------------------------
     license to TDCC in accord with Section 3.5 for any Licensed Product shall be the last to expire of the Patent Rights, including any extensions, unless terminated earlier by TDCC or its Sublicensee.

3.7  Indemnity by DIVERSA - DIVERSA shall indemnify and hold TDCC, its agents,
     --------------------
     directors, officers, employees and Affiliates harmless from and against any and all liabilities, claims, demands, damages, costs, expenses or money judgments (including reasonable attorneys' fees and expenses) incurred by or rendered against any of them for personal injury, sickness, disease or death or property damage which directly arise out of:
     (a)  the intentional misconduct or negligence of DIVERSA; or
     (b) the breach by DIVERSA of its representations, warranties or covenants contained in this MCA or any Project Agreement; or
     (c) any activity carried out with Enzyme and Licensed Enzyme by DIVERSA other than through TDCC and its Affiliates under this MCA or Project Agreement; provided, however, that TDCC shall give DIVERSA notice in writing in accord with Article 17 as soon as practicable of any such claim or lawsuit and shall permit DIVERSA to undertake the defense thereof (including the right to settle the claim solely for monetary consideration) at DIVERSA's expense. However,
          (i) TDCC will cooperate in such defense by providing access to witnesses and evidence available to it. TDCC shall have the right to participate in any defense to the extent that in its judgment, TDCC may be prejudiced thereby; and
          (ii) in any claim or suit in which TDCC seeks indemnification by DIVERSA, TDCC shall not settle, offer to settle or admit liability or damages in any such claim or suit without the prior written consent of DIVERSA.

----------------------------
* CONFIDENTIAL TREATMENT REQUESTED

3.8  Indemnity by TDCC - TDCC shall defend, indemnify and hold DIVERSA and its
     -----------------
     Affiliates, and their respective agents, directors, officers, and employees harmless from and against any and all losses, liabilities, claims, demands, damages, costs, expenses or money judgments (including reasonable attorneys' fees and expenses) incurred by or rendered against any of them for personal injury, sickness, disease or death or property damage which arise out of
     (i) the development, manufacturing, testing, handling, storage, use, promotion, sale or distribution of Licensed Products by TDCC or its Affiliates, except for those instances for which DIVERSA and not TDCC performs any of these functions; or
     (ii) the breach by TDCC of any of its representations, warranties or covenants contained in this MCA or any Project Agreement; or
     (iii)  the intentional misconduct or gross negligence of TDCC;

          provided, however, that DIVERSA shall give TDCC notice in writing in accord with Article 17 as soon as practicable of any such claim or lawsuit and shall permit TDCC to undertake the defense thereof at TDCC's expense. However,
          (i) DIVERSA will cooperate in such defense by providing access to witnesses and evidence available to it. DIVERSA shall have the right to participate in any defense to the extent that in its judgment, DIVERSA may be prejudiced thereby; and
          (ii) In any claim or suit in which DIVERSA seeks indemnification by TDCC, DIVERSA shall not settle, offer to settle or admit liability or damages in any such claim or suit without the prior written consent of TDCC.

3.9   [***] - The Parties agree [***].

3.10  Customer MTA - Any transfer of Confidential Information belonging to the
      ------------
      disclosing Party which the receiving Party desires to provide to a Customer must be done under an appropriate MTA of Appendix D. This requirement includes samples, know-how, Enzymes, and any other Confidential Information. A copy of the signed MTA must be supplied by the Party that is disclosing the Confidential Information to the Party that owns the Confidential Information.

                  Article 4.  ROYALTIES, REPORTS AND PAYMENTS


4.1  Annual Payment - TDCC shall pay DIVERSA an annual fee for the first year,
     --------------
     within thirty (30) days of the Signature Date, of [***] and as an annual fee thereafter by the anniversary of the Effective Date thereafter, beginning with 2001, of [***] per year for all exclusivity rights under Project Agreements to retain their exclusivity as well as for retaining the nonexclusive rights in the Field under this MCA. If TDCC terminates this MCA then each Project Agreement shall be maintained on its terms, but the rights to the Field are terminated.

4.2  FTE Payments - TDCC shall pay DIVERSA under each Project Agreement for the
     ------------
     FTE budget, quarterly in advance, and in the amounts as negotiated and set forth in the applicable Project Agreement. [***].

4.3  Milestone Payments - TDCC shall pay DIVERSA on the first occurrence for
     ------------------
     each Project Agreement of the following events:
     -----

------------------------
* CONFIDENTIAL TREATMENT REQUESTED

     (a)  [***]; or
                 --

     (b)  [***].

4.4  Earned Royalty - To be paid for each Project Agreement - TDCC shall pay
     --------------                  ----
     DIVERSA [***].

4.5  [***]

4.6  Enzyme Library Fee - TDCC shall have access to DIVERSA's enzyme
     ------------------
     subscription library for [***] per year for a [***] subscription. A separate agreement, having at least the standard conditions offered to all subscribers, shall be provided.

4.7  DIVERSA Payment to TDCC - DIVERSA shall pay TDCC for [***].
     -----------------------

4.8  Records -
     -------
     4.8.1 TDCC and DIVERSA shall keep accurate records of all operations affecting payments under this MCA, and shall permit the other Party's duly authorized agent, which is not unreasonably objectionable to the Party to inspect all such records during normal business hours throughout the term of this MCA and for [***] after termination.

     4.8.2 TDCC shall keep accurate records of all operations affecting payments under each Project Agreement, and shall permit DIVERSA's duly authorized agent, which is not unreasonably objectionable to TDCC, to inspect all such records during normal business hours throughout the term of each Project Agreement and for [***] thereafter.

4.9  Tax Issues - Any stamp duties or taxes due or paid on behalf of one Party
     ----------
     by the other Party shall be rectified at the end of each calendar year in the final accounting for that year. [***].

4.10  Payment Addresses - All payments due under Article 4 of this MCA or any
      -----------------
      Project Agreement shall be made by bank wire transfer in immediately available funds to:

      TDCC at:
           [***]

      All payment reports due under the MCA shall reference TDCC's agreement number [***], indicate the amount of payment with the date payment was made and an itemized listing and be sent to:

          The Dow Chemical Company
          Royalty Accounting
          2020 Dow Center
          Midland, MI 48674
          USA

     DIVERSA at:
       [***]

4.11  Late Payments - In the event that the due date of any payment subject to
      -------------
      this Article 4 (which shall only be deemed late if unpaid after forty-five days from its due date) is a Saturday, Sunday or holiday, such payment may be paid on the following business day.

-------------------------
* CONFIDENTIAL TREATMENT REQUESTED

     Any late payments shall bear interest to the extent permitted by applicable law at the prime rate (as reported by CitiBank, New York, NY or its successor), on the date such payment is due plus an additional [***], calculated on the number of days such payment is delinquent. The rights provided in this Section 4.9 shall in no way limit any other remedies available to the Parties hereunder. The defaulting Party may cure in accord with Section 9.3.

                          Article 5.  CONFIDENTIALITY

5.1  Effort - All Confidential Information shall not be disclosed by the
     ------
     recipient Party to any Third Party without the prior written approval of the disclosing Party. Each Party shall use good faith efforts to retain in confidence and not disclose to any Third Party each other's Confidential Information disclosed pursuant to the terms of this MCA or under the terms of any Project Agreement. Such "good faith efforts" shall mean the same degree of care, but no less than a reasonable degree of care, as the receiving Party uses to protect its own Confidential Information of a like nature. All Confidential Information initially received in a non-written form shall be reduced to writing within thirty (30) days by the disclosing Party and such writing provided to the receiving Party. The receiving Party shall not be obligated if such writing is not received timely. Exceptions to this Section 5.1 are stated in Sections 5.4 and 5.5.

5.2  CDA - The terms of the CDA shall remain in effect with regard to all
     ---
     activities between the Parties for the Field prior to the Effective Date. After the Effective Date the terms of this MCA shall control disclosure between the Parties for the Field. Should any disclosure occur between the Parties that falls outside the Field, then only the CDA terms control.

5.3  Governmental Regulatory Submissions - If the MCA or any Project Agreement
     -----------------------------------
     must be provided to the public or a governmental agency, then redaction of as many terms as possible from this MCA and Project Agreements, with notification to the other Party, is required by the disclosing Party.

5.4  Exception for MCA Purpose - Notwithstanding the provisions of Section 5.1,
     -------------------------
     each Party may use Confidential Information of the other Party only to the extent required to accomplish the Purpose of this MCA. Because of the Purpose of this collaboration, the Parties agree that in order to sublicense or to sell Licensed Products in the Project Field, it may be necessary to disclose, under a confidentiality agreement (with terms at least as restrictive as those contained herein) and/or MTA, to a Third Party some Confidential Information of the Parties. However, before any such Confidential Information or MTA is signed or transferred with the non-disclosing Party's Confidential Information, the disclosing Party must determine whether the Third Party meets [***]. If it does, then no disclosure may be made of such Confidential Information without the non-disclosing Party's written consent. If no, then the confidentiality and MTA mentioned hereinabove must be used. The Party whose Confidential Information is being so disclosed shall be notified and the identity of the Third Party provided. Each Party hereby agrees to such disclosure to a Third Party for the Project Field for the Purpose of this collaboration to enable marking of the Licensed Products.

5.5  Exception for Legal Reasons - Notwithstanding the provisions of Section
     ---------------------------
     5.1, if the receiving Party becomes legally compelled to disclose any of the disclosing Party's Confidential Information, the receiving Party shall promptly advise the disclosing Party of such required disclosure in order that the disclosing Party may seek a protective order confidential treatment or such other remedy as the disclosing Party may consider

---------------------
* CONFIDENTIAL TREATMENT REQUESTED
     appropriate in the circumstances. The receiving Party shall disclose only that portion of the Confidential Information that it is legally required to disclose. Such a disclosure shall not release the receiving Party with respect to the Confidential Information so disclosed except to the extent of permitting the required disclosure.

5.6  Disclosure to Affiliates, Contractors - Provided the information is not
     -------------------------------------
     disclosed to a Third Party who possesses [***] of the non-disclosing Party, TDCC or DIVERSA may disclose Confidential Information to their Affiliates, Sublicensees, consultants, contractors (parties under contract with TDCC for the custom manufacturing or shipping of Licensed Products or obtention of registration in the Territory), as may be necessary to exercise the rights granted hereunder and to register and prepare for commercialization of Licensed Products, and to commercialize Licensed Products under this MCA, under conditions of confidentiality at least as stringent as those set out in Article 5.

5.7  Survival of Confidentiality - Termination of this MCA for any reason shall
     ---------------------------
     not relieve the Parties of their obligations under Article 5. The provisions of Article 5 shall survive termination of this MCA for [***].

                            Article 6.  PUBLICATION

6.1  Rights to Publish in Technical Journals or at Seminars - Each Party and its
     ------------------------------------------------------
     employees shall have the right to publish or present the results of Licensed Enzymes in the Fields under this MCA, provided such publication or presentation does not disclose Confidential Information of the other Party, and further provided that contributions by the other Party to such results are acknowledged. If the publication is disclosing Enzymes, then the prior mutual consent of the Parties is required. If consent is not given, no publication may occur. All publication requests will be reviewed with consideration of the Purpose and the protection of Patent Rights. The publishing/presenting Party will submit for review a copy of the proposed publication (including abstracts, or presentation to a journal, editor, meeting, seminar or other Third Party) resulting from discovery or use of the Licensed Enzymes under this MCA to the other Parties at least [***] prior to submission for publication, and if no response is received within [***] of the date submitted to the other Party, it may be conclusively presumed that the publication may proceed without delay. Notwithstanding this paragraph, if a Sublicensee or Customer exists for a Project Agreement that would be affected by this publication, then that Sublicensee or Customer must also consent in writing to this publication.

6.2  Permitted Delay - If a Party determines that the proposed publication
     ---------------
     contains patentable subject matter which requires protection, that Party may require the delay of the publication for a period of time not to exceed [***] (or mutually agreed upon time) for the purpose of allowing the pursuit of such protection. If the Sublicensee or Customer objects to the publication that impacts its Project Agreement or license, such publication shall not occur until such consent is given by that Customer or Sublicensee.

                   Article 7.  INTELLECTUAL PROPERTY RIGHTS

7.1  Inventorship - Inventorship on Patent Rights shall be determined using the
     ------------
     U.S. Patent laws (35 U.S.C et seq.) and regulations (37 C.F.R. et seq.) and U.S. Federal Court decisions. Because inventorship is a difficult area of the law, the Parties agree to use their good faith efforts to resolve any disputes. Should that effort fail, then a mutually agreed upon outside patent counsel shall make the determination of inventorship and the

-----------------------
* CONFIDENTIAL TREATMENT REQUESTED

     Parties shall share equally the costs of that counsel. If Joint Patent Rights occur each claim shall have its inventorship determined using this same procedure.

7.2  Ownership and Right to Use -
     --------------------------
     7.2.1 The first determining factor for ownership of any Patent Rights shall be which Party is the assignee of the patent or patent application. For Joint Patent Rights, and contrary to U.S. Patent laws and court decisions and any laws of other countries, the assignee of each claim shall determine ownership of that claim and shall be the determining factor for the right of each Party to practice each claim.

     7.2.2 Each Party shall have a freedom from suit under its Patent Rights granted by the other Party to perform its obligations for each Project Agreement under its Work Plans. No Party may use the Intellectual Property Rights of the other Party for any purpose other than to perform its obligations under the Work Plans. All rights to use the other Party's Patent Rights or Know-How cease when that particular Project Agreement terminates or is completed.

     7.2.3 Notwithstanding the termination or completion of the Project Agreement, if there is a Licensed Product resulting from a Project Agreement and such Licensed Product is desired by a Customer or Sublicensee in the Project Field, then to meet the Purpose those Patent Rights for the Licensed Product may be granted by agreement (including by label license) to that Customer or licensed to that Sublicensee and shall not terminate until the respective agreement or license is terminated or expires or the Patent Rights expire.

     7.2.4 To permit the Purpose of the Parties for Licensed Products with Sublicensees and Customers, the right to practice various claims and Patent Rights (including required DIVERSA Know-How) shall be accomplished by a license to TDCC as stated in the attached [***]. This Chart shall only serve to clarify [***]. All Patent Rights to each indicated license shall be granted for each Project Agreement by its own attached Patent Rights schedule and all payments for the license shall be as stated in Article 4, unless modified in the respective Project Agreement. Each license shall be limited to the specific Licensed Product for the Project Field.

7.3  Prosecution -
     -----------
     7.3.1  DIVERSA to Maintain DIVERSA Patent Rights - DIVERSA shall have the
            -----------------------------------------
            obligation and be responsible, at its own cost and expense, for prosecuting the patent applications in DIVERSA Patent Rights and for maintaining, and where possible extending, those DIVERSA Patent Rights for the term of each Project Agreement to which those rights pertain.

     7.3.2  TDCC to Maintain TDCC Patent Rights - TDCC shall have the obligation
            -----------------------------------
            and be responsible, at its own cost and expense, for prosecuting the patent applications in TDCC Patent Rights and for maintaining, and where possible extending, those TDCC Patent Rights for the term of each Project Agreement to which those rights pertain.

     7.3.3  Maintaining Joint Patent Rights - The Parties shall mutually try to
            -------------------------------
            agree which Party shall maintain any Joint Patent Rights. One Party shall have the obligation and be responsible, at its own cost and expense, for prosecuting the patent applications in Joint Patent Rights, while consulting with the other Party with respect to its claims, and for maintaining, and where possible extending, those

--------------------
* CONFIDENTIAL TREATMENT REQUESTED

            Joint Patent Rights for the term of each Project Agreement to which those rights pertain. If the Parties cannot agree which of them should maintain any particular Joint Patent Right, then they shall agree on an acceptable outside counsel and each pay one-half of those costs.

     7.3.4  Notice of Patent Lapse of Patent Rights - DIVERSA shall promptly
            ----------------------------------------
            advise TDCC of the grant, lapse, nullification, revocation, surrender, or invalidation of any of DIVERSA Patent Rights and Joint Patent Rights, at least in advance of any abandonment to enable TDCC to assume that prosecution, at TDCC's expense, should TDCC not agree to such abandonment.

7.4  Validity, Non-Infringement - DIVERSA does not warrant that the manufacture,
     --------------------------
     use and sale of Licensed Enzymes do not fall within the scope of Third Party patents or the intellectual property rights of a Third Party. However, [***].

7.5  Disclaimer of Warranties as to Patent Rights - Other than as stated in
     --------------------------------------------
     Section 7.3, DIVERSA makes no representation that the inventions covered in any DIVERSA Patent Rights are patentable or that the DIVERSA Patent Rights are or will be valid or enforceable, nor does DIVERSA warrant or represent that the exercise of the rights licensed hereunder is free of infringement of patent rights of Third Parties.

7.6  Hold Harmless - DIVERSA agrees to hold TDCC harmless for patent
     -------------
     infringement under any DIVERSA patents or patents licensed to TDCC which may be otherwise infringed by TDCC's performance under this MCA or any Project Agreement so long as this MCA or the relevant Project Agreement is in effect and is not terminated.

7.7  Cooperation - DIVERSA and TDCC shall use good faith efforts to cooperate
     -----------
     with respect to any issues that concern Patent Rights and the development of the Licensed Products under this MCA or Project Agreement. [***].

7.7  Third Party Infringement Claims -
     -------------------------------
     7.7.1  Notice of Claim - In the event that TDCC receives a written notice
            ---------------
            of an allegation of possible patent infringement from a Third Party or determines that there is such possible infringement based on the use of an Enzyme or Licensed Enzyme, TDCC shall notify DIVERSA in writing and [***].

     7.7.2  Defense of Third Party Patent Claims - If a claim is brought by a
            ------------------------------------
            Third Party that the manufacture, use or the sale of a Licensed Enzyme or its use in Licensed Products in the Territory (regardless of use) infringes a patent of such Third Party, TDCC will give prompt written notice to DIVERSA of such claim if it concerns DIVERSA Patent Rights. The Parties shall confer in accord with
            Section 7.7.3.

     7.7.3  Mutual Decisions - From the Effective Date and using their good
            ----------------
            faith efforts, DIVERSA and TDCC shall discuss any claim or suit brought by a Third Party for patent infringement and mutually evaluate whether that Third Party's patent is infringed by the manufacture, use or sale of any Licensed Enzyme covered in DIVERSA Patent Rights by TDCC or its Affiliates or Sublicensees in the Territory. Specifically, DIVERSA and TDCC shall mutually try to agree on:
            (a) the strategy for such suit or claim, e.g. whether to negotiate a settlement, sue or withdraw selling the Licensed Enzyme or Licensed Product from the country in the Territory in which infringement is claimed;

--------------------
* CONFIDENTIAL TREATMENT REQUESTED

            (b) the basis to be determined for sharing the costs of litigation, damages awarded, and royalty to be paid to the Third Party ;

            (c) which Party should conduct the defense or if both DIVERSA and TDCC should jointly defend; and the consequences of such decisions.

     7.7.4  Third Party [***] - TDCC shall use its good faith efforts to [***].
            ------------
            As of the Effective Date for the present Project Agreements for use of Licensed Enzyme designation for Licensed Products, [***].


7.8  Patent Enforcement & Litigation -
     -------------------------------
     7.8.1  Enforcement -
            -----------

          7.8.1.1 If either Party learns of any infringement of DIVERSA Patent Rights by a Third Party, it shall promptly notify the other Party.

          7.8.1.2 If the possible infringement concerns a Licensed Enzyme that is competing with TDCC, then DIVERSA shall [***]. DIVERSA will bear the costs and shall be entitled to any recovery obtained from such litigation, settlement or compromise thereof. If DIVERSA elects not to take action for such infringement, then TDCC may do so at TDCC's expense and shall [***].

     7.8.2  Settlement - Any settlement of an infringement suit, whether brought
            ----------
            by TDCC or by DIVERSA, shall be subject to the consent of both Parties, which consent shall not be unreasonably withheld. [***].

     7.8.3  Cooperation - Each Party shall cooperate with the other Party to the
            -----------
            extent reasonably requested in any legal action:

            (a) related to this MCA or any Project Agreement brought by a Third Party against one Party; or

            (b) related to this MCA or any Project Agreement brought by a Third Party against both Parties; or

            (c) taken against a Third Party by either Party regarding DIVERSA Patent Rights in the Field in the Territory, and each Party shall have the right to participate in any defense, compromise or settlement to the extent that, in its judgment, it may be prejudiced thereby.

7.9  Marking -
     -------
     7.9.1 TDCC agrees to mark, where required by law or desired for notice, all Licensed Enzymes or Licensed Products sold by it to a Third Party under this MCA, including under any sold that result under Project Agreements, with the word "Patent" or "Patents" and the number or numbers of the Licensed Patents applicable thereto.

     7.9.2 TDCC agrees (a) to mark any Intermediate or API, that [***] and (b) to respond to any request for disclosure under 35 U.S.C.
            (S)287(b)(4)(B) by notifying DIVERSA of the request for disclosure, if the Licensed Process Patent is owned by DIVERSA.

-------------------------
* CONFIDENTIAL TREATMENT REQUESTED

     7.9.3 This marking requirement may be modified in sublicense agreements, provided that other adequate notice for damages is provided and any legal requirements are met.

7.10  Misuse - TDCC shall use its reasonable best efforts to avoid any patent
      ------
      misuse,[***].

7.11  Multipatent Issues - The Parties agree that identical Patent Rights,
      ------------------
      DIVERSA Patent Rights, TDCC Patent Rights, Joint Patent Rights or a combination of such Patent Rights may be required for each Project Agreement and that each Project Agreement may differ in the Patent Rights required as each project will vary within the Field for the Purpose.

                          Article 8.  OPTION TO [***]

8.1  [***].

8.2  [***].

8.3  [***].

                      Article 9.  TERM AND DISENGAGEMENT

9.1  Term -
     ----
     9.1.1 This MCA shall be effective for [***] from the Effective Date, unless otherwise terminated earlier under Section 9.2. The Parties may by mutual written consent extend this term.

     9.1.2 The term of this MCA is independent of the Project Agreements. Thus each Project Agreement may continue for the term of its respective Intellectual Property even if this MCA is terminated earlier.

9.2  Termination -
     -----------
     9.2.1  By a Party - Either Party may terminate this MCA on [***] written
            ----------
            notice, in accordance with Article 17, to the other Party.

     9.2.2  By DIVERSA - If TDCC fails to pay any payments when due under
            ----------
            Article 4 (after notice of default and opportunity to cure), then DIVERSA may terminate this MCA in accord with Section 9.3.

     9.2.3  By TDCC - If DIVERSA fails to pay any payments when due under
            --------
            Section 4.7 (after notice of default and opportunity to cure), then TDCC may terminate this MCA in accord with Section 9.3.

     9.2.4  Change of Control - TDCC shall have the right to immediately
            -----------------
            terminate this MCA and any or all Project Agreements upon a Change of Control of DIVERSA.

     9.2.5  Effect of Termination - Project Agreements that have been signed and
            ----------------------
            funded at the time of termination of this MCA shall continue according to their terms and be exclusive grants for their Licensed Products or described Project Field.

     9.2.6  Project Agreement - Either Party shall have the right to immediately
            ------------------
            terminate each Project Agreement separately, in accordance with
            Article 17, if (a) a milestone defined in the Project Agreement is not achieved, or (b) the Customer

----------------------
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                                       15
          for the Project Agreement terminates the program, or (c) the Sublicensee terminates its license.

9.3  Material Breach.
     ---------------

     In the event that either Party commits a material breach of any obligations under this MCA and such Party fails to (a) remedy that breach within [***] after receiving written notice thereof from the non-breaching Party, (b) to commence dispute resolution under Article 12 within [***] after receiving written notice thereof from the non-breaching Party, then the non-breaching Party shall begin dispute resolution under Article 12. Material Breach includes failure to make any payments when due under this CA or any Project Agreement. Nevertheless, failure to pay under one Project Agreement or this MCA is not a breach of any other Project Agreement.

9.4  Effect of Termination; Accrued Obligations.
     ------------------------------------------

     Termination of this MCA or each Project Agreement for any reason shall not release any Party hereto from any liability which, at the time of such termination, has already accrued to the other Party or which is attributable to a period prior to such termination, nor preclude either Party from pursuing any rights and remedies it may have hereunder or at law or in equity which accrued or are based upon any event occurring prior to such termination. All Confidential Information of the other Party shall be returned immediately at termination.

9.5  Surviving Provisions.
     --------------------

     On termination of this MCA: the obligations of confidentiality set forth in Sections 5.1 and 5.2 shall survive for the time stated therein; export control compliance set forth in Section 11.13 shall survive; the indemnification obligations set forth in Article 11 and Third Party infringement claims set forth in Section 7.7 shall survive as to all claims or actions arising from events which occurred before termination. Article 12 shall survive termination of this MCA so long as any disputes arising prior to such termination exist. Section 7.1 of this MCA shall survive the expiration or termination of this MCA for any reason.

              Article 10.  PRODUCT LIABILITY AND INDEMNIFICATION

10.1  Indemnification Under the MCA -
      ------------------------------

     Neither Party shall indemnify the other Party nor its Affiliates, or respective officers, directors, employees and agents and its respective successors, heirs and assigns ("Indemnitees"), except for its respective gross negligence, for any actions or product liability concerning any Licensed Product. This paragraph does not limit either Party's other remedies available to it under the law with respect to Licensed Products. TDCC shall provide for product liability indemnification for Licensed Products from all its Sublicensees.

10.2  Procedure.
      ---------
     10.2.1 A Party that intends to claim indemnification under this Article 10 (the "Indemnitee") shall promptly notify the other Party (the "Indemnitor") in writing of any loss, claim, damage, liability or action in respect of which the Indemnitee or any of its Affiliates or their directors, officers, employees, agents, consultants or counsel intend to claim such indemnification, and the Indemnitor shall have the

----------------------
* CONFIDENTIAL TREATMENT REQUESTED
             right to participate in, and, to the extent the Indemnitor so desires, to assume the defense thereof with counsel of its own choice.

     10.2.2 The indemnity agreement in this Article 10 shall not apply to amounts paid in settlement of any loss, claim, damage, liability or action if such settlement is made without the consent of the Indemnitor, which consent shall not be withheld unreasonably. The failure to deliver written notice to the Indemnitor within a reasonable time after the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such Indemnitor of any liability to the Indemnitee under this
             Article 10.

     10.2.3 At the Indemnitor's request, the Indemnitee under this Article 10, and its employees and agents, shall cooperate fully with the Indemnitor and its legal representatives in the investigation and defense of any action, claim or liability covered by this indemnification and provide full information with respect thereto.

                 Article 11.  EXPORT AND COMPLIANCE WITH LAWS

11.1 The Export Administration Regulations of the United States Department of Commerce (EAR) prohibit, except under an individual validated license, the exportation from the United States of technical data relating to certain commodities (listed in the Export Administration Regulations), unless TDCC or its Sublicensee has received certain written assurances from the foreign importer. TDCC hereby agrees to comply with the EAR and shall provide that any Sublicensee shall also promise to comply.

11.2 If DIVERSA exports technical data, Enzymes or Licensed Enzymes it hereby agrees to comply with the EAR.

11.3 TDCC agrees to obtain, or shall have its Sublicensee obtain, all necessary clearances from any government in the Territory for export or re-export with respect to Licensed Products.

11.4 This MCA, including all Project Agreements, shall be subject to all the United States government, State and local laws and regulations now or hereafter applicable to the subject matter of this MCA. Both Parties agree to comply with all of these applicable laws.

                        Article 12.  DISPUTE RESOLUTION

12.1  Choice of Law - This MCA and all Project Agreements shall be governed by
      -------------
      the laws of the State of Delaware, excepting its conflict of laws principles, in all respects of validity, construction and performance, except that all questions concerning the construction, validity, coverage or infringement of DIVERSA Patent Rights or Joint Patent Rights shall be decided in accordance with the patent law of the country where the patent was granted.

12.2  Disputes - Both Parties shall make good faith efforts to resolve any
      --------
      questions concerning construction and performance under this MCA and all Project Agreements, excluding DIVERSA Patent Rights and antitrust issues (which are settled by court proceeding in the concerned country), by:

     12.2.1 Notice, contact and negotiation, all proceedings and documents in English, between the Parties listed under Article 17.1 within one hundred twenty (120) days from the date of the notice by negotiation either by telephone or by meeting in Denver, CO; and

     12.2.2 If unsuccessful under Article 12.2.1, then senior executive management with settlement authority and counsel of TDCC and DIVERSA shall meet at a mutually agreeable neutral location within sixty (60) days from a date of notice that Article 12.2.1 failed to resolve the issues. Counsel shall present the legal and factual arguments to such executives in English, with supporting evidence if necessary, and resolution by these executives is expected within ten (10) business days therefrom , which may be reduced to writing in English as an amendment to this MCA; and

     12.2.3  If such executives have not met or resolved the issues under
             Article 12.2.2, then within seventy five (75) days from the date of the notice under Article 12.2.1, the Parties shall submit the issues to mediation in Chicago, IL, in English, in accordance with the Rules of the American Arbitration Association ("AAA"), which may be modified by the Parties, and judgment shall be binding. The Parties agree that the following procedures shall be adhered to even though they may, in part, not be in full conformance with said
             Rules:

             (a) Three Mediators shall be selected from a list of at least 20 arbitrators selected by the AAA composed of counsel with chemistry, molecular biology, chiral chemistry or pharmaceutical expertise who are practicing or retired partners in law firms or in-house corporate counsel not affiliated with the Parties with at least 15 years of experience in law and knowledge of the pertinent laws of any country relevant to the dispute. If the dispute issue is relevant for a commercial expert to advise the Mediators, one expert selected by the mediators may be used. The mediation proceedings and reports shall be in English. The time from the beginning of submission for mediation and conclusion of any oral or written proceedings shall not exceed six (6) months; and

            (b) Limited discovery to only that which each Party has a substantial, demonstrable need, and shall be conducted in the most expeditious and cost-effective manner. The Mediators shall resolve any issues with regard to the discovery. Decision by the Mediators shall be given in writing within thirty (30) days from the end of oral proceedings; and

            (c) The decision by the Mediators is binding, but should either Party then need to have a Court of competent jurisdiction for the Parties enforce the decision, either Party may introduce into court the decision reached by Mediation with its supporting evidence.

                  Article 13.  REPRESENTATIONS AND WARRANTIES

13.1  Organization - Each Party states that it is a corporation duly organized,
      ------------
      validly existing and is in good standing under the laws of the jurisdiction of its incorporation or organization, is qualified to do business and in good standing as a foreign corporation in each jurisdiction in which the performance of its obligations hereunder requires such qualification and has all requisite power and authority, corporate or otherwise, to conduct its business as now being conducted, to own, lease and operate its properties and to execute, deliver and perform this MCA and all Project Agreements.

13.2  Authorization - The execution, delivery and performance by it of this MCA
      -------------
      and all Project Agreements have been duly authorized by all necessary corporate action and do not and will not: (a) require any consent or approval of its stockholders or (b) violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to it or any provision of its charter documents.

13.3  Binding Agreement - This MCA is a legal, valid and binding obligation of
      -----------------
      it, enforceable against it in accordance with its terms and conditions. Each Project Agreement shall also be a legal, valid and binding obligation of it, enforceable against it in accordance with its respective terms and conditions.

13.4  Warranty Disclaimer - EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS MCA,
      -------------------
      NEITHER Party MAKES ANY REPRESENTATION OR WARRANTY OF ANY KIND, EXPRESS OR IMPLIED, WITH RESPECT TO ANY Confidential Information, DIVERSA Patent Rights, Know-How, Licensed Enzymes, Licensed Products, Intermediates, APIs OR OTHER TECHNOLOGY, GOODS, SERVICES, RIGHTS OR OTHER SUBJECT MATTER OF THIS MCA AND HEREBY DISCLAIMS ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT, OR VALIDITY OF TECHNOLOGY OR PATENT CLAIMS, ISSUED OR PENDING, WITH RESPECT TO ANY AND ALL OF THE FOREGOING.

13.5  Limited Liability - EXCEPT AS EXPRESSLY PROVIDED HEREIN, NEITHER DIVERSA
      -----------------
      NOR TDCC WILL BE LIABLE TO THE OTHER Party WITH RESPECT TO ANY SUBJECT MATTER OF THIS MCA UNDER ANY CONTRACT, NEGLIGENCE, STRICT LIABILITY OR OTHER LEGAL OR EQUITABLE THEORY FOR (a) ANY SPECIAL, INDIRECT, INCIDENTAL, CONSEQUENTIAL OR PUNITIVE DAMAGES OR LOST PROFITS OR (b) COST OF PROCUREMENT OF SUBSTITUTE GOODS, TECHNOLOGY OR SERVICES.

                            Article 14.  BANKRUPTCY

14.1  DIVERSA Bankruptcy - If DIVERSA files for protection under bankruptcy
      ------------------
      laws, makes an assignment for the benefit of creditors, appoints or suffers appointment of a receiver or trustee over its property, files a voluntary petition under any bankruptcy or insolvency act or has any such petition filed against it which is not discharged within sixty (60) days of the filing thereof, then the rights and licenses granted under or pursuant to this MCA shall be deemed to be, for purposes of Section 365(n) of the US Bankruptcy Code (11 U.S.C.), licenses or rights to "intellectual property" as defined under Section 101(52) of the US Bankruptcy Code. DIVERSA agrees that TDCC, as a licensee of such rights under this MCA, shall retain and may fully exercise all of its rights and elections under the US Bankruptcy Code, subject to performance by the licensee of its preexisting obligations under this MCA.

14.2  TDCC Bankruptcy - If TDCC files for protection under bankruptcy laws,
      ---------------
      makes an assignment for the benefit of creditors, appoints or suffers appointment of a receiver or trustee over its property, files a voluntary petition under any bankruptcy or insolvency act or has any such petition filed against it which is not discharged within sixty (60) days of the filing thereof, then the rights and licenses granted under or pursuant to this MCA shall be deemed to be, for purposes of Section 365(c) and (e)(2) of the US Bankruptcy Code (11 U.S.C.), licenses or rights to "intellectual property" as defined under Section 101(52) of the US Bankruptcy Code. TDCC agrees that DIVERSA, as a licensor of such rights under this MCA, shall retain and may fully exercise all of its rights and elections under the US Bankruptcy Code, including it right to immediately terminate this MCA. Notwithstanding the provisions of this Section 14.2, such right of termination shall not

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      extend to any TDCC Sublicensees providing that those Sublicensees are performing in accord with their obligations under this MCA and Sublicensee agreement.

                          Article 15.  FORCE MAJEURE

15.1 Neither Party shall be liable to the other Party for failure of or delay in performing obligations set forth in this MCA, and neither Party shall be deemed in breach of its obligations, if such failure or delay is due to natural disasters or any other cause beyond the reasonable control of a Party, and notice of such prevention of prevention of performance is promptly provided by the non-performing Party in accordance with Section
      17.1. Such excuse shall be continued so long as the condition constituting force majeure continues and the non-performing Party takes reasonable efforts to remove the condition.

15.2 In event of such force majeure, the Party affected thereby shall use reasonable efforts to cure or overcome the same and resume performance of its obligations hereunder.

                    Article 16.  ASSIGNMENT AND SUCCESSORS

16.1 The Parties agree this MCA imposes personal obligations on both Parties. Neither Party shall assign any rights under this MCA not specifically transferable by its terms without the prior written consent of the other Party, except that each Party may, without such consent, assign this MCA and the rights, obligations and interests of such Party, in whole or in part, including one or more of the Project Agreements, to any of its Affiliates so long as such Affiliate can perform that Party's obligations.

16.2 If any Change of Control of a Party occurs and an assignment to such purchaser or other transferee of all or substantially al of its assets in the line of business to which this MCA or any one of the Project Agreements pertains, or to any successor corporation resulting from any merger or consolidation of such Party with or into another entity, then the other Party may immediately terminate this MCA or any of the Project Agreements. In the event of any merger or consolidation by a Party into another entity, such Party shall promptly notify the other Party in writing of such merger or consolidation ad the obligations under this MCA shall be maintained and performed by the successor entity unless modified in accordance with Section 18.6 or terminated in accordance with Article 9.

                              Article 17.  NOTICE

17.1 For the purpose of all written communications and notices between the Parties under this MCA, any notice shall be shall be sent by overnight courier, registered mail, or facsimile to each Party as follows:

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

     If to DOW:
          The Dow Chemical Company
          [***]

          Attention: [***]


          Telephone:  [***]
          Facsimile:  [***]

        with a copy to:
          The Dow Chemical Company
          [***]
          Attention:  [***]

          Telephone:
          Facsimile:

     To DIVERSA:
          Diversa Corporation
          10665 Sorrento Valley Road
          San Diego, CA 92121

          Attention:  Patrick McCroskey, PhD
                   Sr. Director, Business Development
          Telephone:  858-623-5179
          Facsimile:  858-626-3779

       with a copy to:
          Diversa Corporation
          10665 Sorrento Valley Road
          San Diego, CA 92121

          Attention:  Carolyn Erickson
                   Vice President, Intellectual Property
          Telephone:  858-623-5104
          Facsimile:  858-453-9133

17.2 Either Party may amend its persons to receive notice or supply any other address for service by notifying the other Party in writing.

                     Article 18.  MISCELLANEOUS PROVISIONS

18.1  Headings - Headings in this MCA are included herein for ease of reference
      --------
      and shall not affect the meaning of the provisions of this MCA, nor shall they have any other legal effect.

18.2  Interpretation - The Parties acknowledge and agree that: (a) each Party
      --------------
      and its counsel reviewed and negotiated the terms and provisions of this MCA and have contributed to its revision; (b) the rule of construction to the effect that any ambiguities are resolved against the drafting Party shall not be employed in the interpretation of this MCA; and (c) the terms and provisions of this MCA shall be construed fairly as to all Parties hereto and not

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      in favor of or against any Party, regardless of which Party was generally responsible for the preparation of this MCA.

18.3  Integration, Preclusion Of Prior Understandings - This MCA and its
      -----------------------------------------------
      attachments, including all Project Agreements, represents the entire understanding between the Parties with respect to the Field, and supersedes all other agreements, express or implied, between the Parties.

18.4  Applicable Law - This MCA shall be construed in accordance with the laws
      --------------
      of the United States if a federal issue, or the laws of the State of Delaware if a state issue, as interpreted by the courts in the State of Delaware, without regard to choice of law provisions of such laws.

18.5  Severability -
      ------------
     18.5.1 The Parties agree that if any part, term, or provision of this MCA shall be found illegal or in conflict with or unenforceable under any valid controlling body of law, the validity of the remaining provisions shall not be affected thereby.

     18.5.2 In the event the legality of any provision of this MCA is brought into question because of a decision by a court of competent jurisdiction of any country in which this MCA applies, TDCC, by written notice to DIVERSA in accordance with Article 17, may revise the provision in question or may delete it entirely so as to comply with the decision of said court.

18.6  Alteration - A provision of this MCA may be altered only by a writing
      ----------
      signed by both Parties, except as provided in Section 12.5. A provision of this MCA may be altered for a specific Project Agreement by the terms of that Project Agreement.

18.7  Waiver, Cumulative Remedies - The waiver by either Party of any term or
      ---------------------------
      condition of this MCA in any one instance shall not be deemed construed to be a waiver of such term or condition for any similar instance in the future or of any subsequent breach hereof. Such waiver may be effected only by a written document signed by the waiving Party. All rights, remedies, undertakings, obligations and agreements contained in this MCA shall be cumulative and none of them shall be a limitation of any other remedy, right, undertaking, obligation or agreement of either Party.

18.8  Registration And Recordation -
      -----------------------------
      18.8.1 Each Party agrees to execute such additional papers or documents in customary legal form and to make such governmental filings or applications as may be necessary or desirable to effect the Purpose of this MCA and carry out its provisions. Examples of such documents are material transfer agreements and confidentiality agreements with a Third Party.

     18.8.2 If the terms of this MCA are such as to require or make it appropriate that this MCA or any part of it, or any Project Agreement hereto, be registered with or reported to a national or supranational agency of any area in which TDCC or its Sublicensee will do business under this MCA, TDCC or its Sublicensee shall undertake such registration or report at its expense. Prompt notice and appropriate verification of the act of registration or report of any agency ruling resulting from it will be supplied by TDCC to DIVERSA.

18.9  Publicity -
      ---------
      18.9.1 Neither Party shall make the financial terms of this MCA public, except as required by law or by mutual consent. Either Party may make such disclosure of the existence of this MCA to its attorneys, advisors, investors, prospective investors, lenders and other financing sources, under circumstances that reasonably ensure confidentiality. In the event that a filing of a copy of this MCA with the US Securities and Exchange Commission is required, then DIVERSA and TDCC shall seek confidential treatment of information considered confidential by either Party and shall redact the financial and as much other information a possible.

      18.9.2 Any press release or publicity of this MCA shall be reviewed and approved by both Parties prior to any release. It is expected that a Q&A outline for use in responding to inquires about this MCA shall be prepared and used by both Parties. Thereafter both Parties may disclose the information contained in such press release and Q&A outline without the need for further approval. In no event shall the financial terms of this MCA be publicly disclosed, except as noted in Sections 12.8.2 and 12.9.1.

18.10  No Agency or Partnership - Nothing contained in this MCA shall give
       ------------------------
       either Party the right to bind the other Party, or be deemed to constitute either Party as an agent for the other Party or as a partner with the other Party or any Third Party. Nevertheless both Parties may represent to a Third Party that they are collaborating together for the Field without any agency or partnership implied.


IN WITNESS WHEREOF, each of the Parties hereto has caused this MCA to be executed in duplicate originals by its duly authorized officers or representatives on the dates set forth below. This MCA may be signed in separate counterparts by facsimile with original signatures bearing the same date as the facsimile provided promptly thereafter. The Parties expect that this MCA will depend upon execution of at least one Project Agreement having the same Effective Date as this MCA and other Project Agreements thereafter. This MCA shall be void ab initio if not signed by both Parties within [***].


Diversa Corporation                         The Dow Chemical Company


/s/ Jay M. Short                            [***]
_____________________________               ____________________________________
Jay M. Short, PhD                           [***]
Chief Executive Officer


Date: _______________________               Date: ______________________________

  .  [***]



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* CONFIDENTIAL TREATMENT REQUESTED